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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2004

QUOTESMITH.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26781	36-3299423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8205 South Cass Avenue, Darren, Illinois	60561
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 630-515-0170

THIS REPORT AMENDS THE REGISTRANT'S REPORT ON FORM 8-K ORIGINALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 24, 2004

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        On May 24, 2004, Quotesmith.com, Inc. ("Quotesmith") filed a Current Report on Form 8-K to report its acquisition of substantially all of the assets of Life Quotes, Inc. ("Life Quotes"), a domestic insurance agency. As permitted under Items 7(a)(4) and (b)(2) of Form 8-K, Quotesmith indicated that it would file the financial statements and pro forma financial information required under Item 7 of Form 8-K no later than the date required. This Amendment No. 1 of Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by Quotesmith on May 24, 2004.

(a)
Financial Statements.

        Financial Statements of Life Quotes, Inc. for the years ended December 31, 2003 and 2002 with Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report, and unaudited Financial Statements of Life Quotes, Inc. for the three months ended March 31, 2004 are filed as Exhibit 99.2 to this Current Report, and each are incorporated into this Amendment No. 1 to Current Report on Form 8-K

(b)
Pro Forma Financial Information

        Unaudited Pro Forma Combined Financial Statements of Quotesmith and Life Quotes as of and for the three months ended March 31, 2004 and as of and for the year ended December 31, 2003 are filed as Exhibit 99.3 to this Current Report and incorporated into this Amendment No. 1 to Current Report on Form 8-K.

(c)
Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Financial Statements of Life Quotes, Inc. for the years ended December 31, 2003 and 2002 with Report of Independent Registered Public Accounting Firm.
99.2	Unaudited Financial Statements of Life Quotes, Inc. for the three months ended March 31, 2004.
99.3	Unaudited Pro Forma Combined Financial Statements of Quotesmith and Life Quotes as of and for the three months ended March 31, 2004 and as of and for the year ended December 31, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUOTESMITH.COM, INC.
DATED: July 8, 2004	By:	/s/ PHILLIP A. PERILLO Phillip A. Perillo Senior Vice President and Chief Financial Officer

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SIGNATURES